FIRST POTOMAC REALTY INVESTMENT LIMITED PARTNERSHIP

7200 Wisconsin Avenue

Suite 301
Bethesda, Maryland 20814

Dated as of: June 28, 2005

KeyBank National Association
127 Public Square
Cleveland, OH 44114,
Attention: John C. Scott

Wells Fargo National Association
1750 H Street, NW
Suite 4000
Washington, DC 20006
Attention: Virginia Kress

Re: Amendment No. 1 to Revolving Credit Agreement

Ladies and Gentlemen:

We refer to the Revolving Credit Agreement dated as of November 30, 2004 (as amended and in effect from time to time, the “Credit Agreement”), by and among FIRST POTOMAC REALTY INVESTMENT LIMITED PARTNERSHIP, a Delaware limited partnership, and certain of its Wholly-Owned Subsidiaries (collectively, the “Borrowers”) and KEYBANK NATIONAL ASSOCIATION, WELLS FARGO NATIONAL BANK and the other lending institutions which may become parties thereto (individually, a “Lender” and collectively, the “Lenders”), KEYBANK NATIONAL ASSOCIATION, as administrative agent for itself and each other Lender (the “Agent”) and WELLS FARGO NATIONAL ASSOCIATION, as Syndication Agent, and KEYBANC CAPITAL MARKETS, as Lead Arranger and Book Manager. Capitalized terms used in this letter of agreement (this “Amendment”) which are not defined herein, but which are defined in the Credit Agreement, shall have the same meanings herein as therein, as the context so requires.

We have requested you to make certain amendments to the Credit Agreement, and you have advised us that you are prepared and would be pleased to make the amendments so requested by us on the condition that we join with you in this Amendment.

Accordingly, in consideration of these premises, the promises, mutual covenants and agreements contained in this Amendment, and fully intending to be legally bound by this Amendment, we hereby agree with you as follows:

ARTICLE I

AMENDMENTS TO CREDIT AGREEMENT

Effective as of June 28, 2005 (the “Amendment Date”), and subject to the fulfillment of the conditions contained in Article II of this Amendment, the Credit Agreement is amended in each of the following respects:

(a) The term “Loan Documents” shall, wherever used in the Credit Agreement or any of the other Loan Documents, be deemed to also mean and include this Amendment.

(b) Section 2.3(c) of the Credit Agreement is hereby amended by deleting the Table set forth therein and inserting in its place the following Table:

Table
Applicable Margin

Total Leverage Ratio	Applicable Libor Margin	Applicable Base Rate Margin

a) less than or equal to 65% but greater than 60%	1.95%	0.25%

c) less than or equal to 60% but greater than 55%	1.70%	0.00%

d) less than or equal to 55% but greater than 50%	1.575%	0.00%

e) less than or equal to 50%	1.45%	0.00%

(c) Section 9.1 of the Credit Agreement is hereby amended: (A) by deleting from the third to last paragraph thereof the reference to “25%”; and (B) by inserting in its place the following: “20%”.

(d) Section 9.3 of the Credit Agreement is hereby amended: (A) by deleting from the second to last paragraph thereof the reference to “25%”; and (B) by inserting in its place the following: “20%”.

(e) Section 10.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“§10.1. Consolidated Total Leverage Ratio. At any time, Consolidated Total Indebtedness as at the last day of the applicable quarter shall not exceed 65% of Consolidated Gross Asset Value. This covenant shall be tested quarterly as of the last day of the applicable quarter.”

(f) Section 10.4 of the Credit Agreement is hereby amended: (A) by deleting from clause (i) thereof the reference to “$100,000,000”; and (B) by inserting in its place the following: “$200,000,000”.

ARTICLE II

CONDITIONS PRECEDENT TO AMENDMENT

The Lenders’ agreement herein to amend the Credit Agreement as of the Amendment Date is subject to the fulfillment to the satisfaction of the Lenders of the following conditions precedent on or prior to such date:

(a) Each of Borrowers shall have executed and delivered (or caused to be delivered) to the Agent an original of this Amendment, which shall be in form and substance satisfactory to the Lenders;

(b) The Guarantor shall have acknowledged and consented to the provisions of this Amendment;

(c) The Lenders shall have executed this Amendment;

(d) The Agent shall have received payment of an amendment fee for each Lender in an amount equal to .05% of such Lender’s Commitment Percentage; and

(e) The Agent shall have received reimbursement for all reasonable expenses incurred by the Agent in connection with the preparation of this Amendment, including the reasonable fees, charges and disbursements of its counsel, or satisfactory arrangements therefore shall have been made.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Each of the Borrowers and the Guarantor hereby represents and warrants to you as follows:

(a) Representations and Warranties. Each of the representations and warranties made by the Borrowers and the Guarantor, as applicable, to the Agent and the Lenders in the Credit Agreement and other Loan Documents, as applicable, was true, correct and complete when made and is true, correct and complete on and as of the Amendment Date with the same full force and effect as if each of such representations and warranties had been made by the Borrowers and the Guarantor on the Amendment Date and in this Amendment, except to the extent that such representations and warranties relate solely to a prior date.

(b) No Defaults or Events of Default. No Default or Event of Default exists on the Amendment Date (after giving effect hereto), and no condition exists on the date hereof which would, with notice or the lapse of time, or both, constitute a Default or an Event of Default under the Credit Agreement.

(c) Binding Effect of Documents. This Amendment has been duly authorized, executed and delivered to you by each of the Borrowers and the Guarantor and is in full force and effect as of the date hereof, and the agreements and obligations of each of the Borrowers and the Guarantor contained herein constitute the legal, valid and binding obligations of such Borrower and Guarantor enforceable against such Borrower and Guarantor in accordance with their respective terms.

ARTICLE IV

MISCELLANEOUS

This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which together shall constitute one instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Except to the extent specifically amended and supplemented hereby, all of the terms, conditions and the provisions of the Credit Agreement and each of the other Loan Documents shall otherwise remain unmodified, and the Credit Agreement and each of the other Loan Documents, as amended and supplemented by this Amendment, are confirmed as being in full force and effect, and each of the Borrowers and the Guarantor hereby ratifies and confirms all of its agreements and obligations contained therein, as applicable.

If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Amendment, and return the counterpart to the undersigned, whereupon this Amendment, as so accepted by you, shall become a binding agreement between you and the undersigned.

Very truly yours,

FIRST POTOMAC REALTY INVESTMENT LIMITED PARTNERSHIP

By: First Potomac Realty Trust, its sole general partner

By: /s/ Barry H. Bass

Barry H. Bass, Executive Vice President and Chief Financial Officer

(Signatures continued on next page)

BREN MAR, LLC

By: Bren Mar Holdings, LLC, its sole member

By: First Potomac Realty Investment Limited Partnership, its sole member

By: First Potomac Realty Trust, its sole general partner

By: /s/ Barry H. Bass

Barry H. Bass, Executive Vice President and Chief Financial Officer

AIRPARK PLACE, LLC
By: Airpark Place Holdings, LLC, its sole member

By: First Potomac Realty Investment Limited Partnership, its sole member

By: First Potomac Realty Trust, its sole general partner

By: /s/ Barry H. Bass

Barry H. Bass, Executive Vice President and Chief Financial Officer

(Signatures continued on next page)

CROSSWAYS II LLC

By: First Potomac Realty Investment Limited Partnership, its sole member

By: First Potomac Realty Trust, its sole general partner

By: /s/ Barry H. Bass

Barry H. Bass, Executive Vice President and Chief Financial Officer

AQUIA TWO, LLC
By: First Potomac Realty Investment Limited Partnership, its sole member

By: First Potomac Realty Trust, its sole general partner

By: /s/ Barry H. Bass

Barry H. Bass, Executive Vice President and Chief Financial Officer

15395 JOHN MARSHALL HIGHWAY, LLC
By: First Potomac Realty Investment Limited Partnership, its sole member

By: First Potomac Realty Trust, its sole general partner

By: /s/ Barry H. Bass

Barry H. Bass, Executive Vice President and Chief Financial Officer

(Signatures continued on next page)

WINDSOR AT BATTLEFIELD, LLC

By: First Potomac Realty Investment Limited Partnership, its sole member

By: First Potomac Realty Trust, its sole general partner

By: /s/ Barry H. Bass

Barry H. Bass, Executive Vice President and Chief Financial Officer

RESTON BUSINESS CAMPUS, LLC
By: First Potomac Realty Investment Limited Partnership, its sole member

By: First Potomac Realty Trust, its sole general partner

By: /s/ Barry H. Bass

Barry H. Bass, Executive Vice President and Chief Financial Officer

(Signatures continued on next page)

The foregoing Amendment is hereby accepted by the undersigned as of June 28, 2005.

KEYBANK NATIONAL ASSOCIATION, Individually and as Administrative Agent By: /s/ John Scott

Name: John Scott Title: Vice President

WELLS FARGO NATIONAL ASSOCIATION,
Individually and as Syndication Agent
By: /s/ Jennifer A. Dakin
Name: Jennifer A. Dakin
Title: Assistant Vice President

(Signatures continued on next page)

[Consent to Amendment No. 1 to Credit Agreement]

CONSENT OF GUARANTOR

FIRST POTOMAC REALTY TRUST (the “Guarantor”) has guaranteed the Obligations (as defined in the Guaranty by the Guarantor in favor of the Lenders and the Agent, dated as of November 30, 2004 (the “Guaranty”). By executing this consent, the Guarantor hereby absolutely and unconditionally reaffirms to the Agent and the Lenders that the Guarantor’s Guaranty remains in full force and effect. In addition, the Guarantor hereby acknowledges and agrees to the terms and conditions of this Amendment and the Credit Agreement and the other Loan Documents as amended hereby (including, without limitation, the making of the representations and warranties and the performance of the covenants applicable to it herein or therein).

GUARANTOR:

FIRST POTOMAC REALTY TRUST

By: /s/ Barry H. Bass

Barry H. Bass, Executive Vice President and Chief Financial Officer